UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2004


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



                           MARYLAND 1-13589 36-4173047
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        (State or other jurisdiction of (Commission File (I.R.S. Employer incorporation or organization) Number) Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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        ITEM 5.  OTHER EVENTS.

        In early February 2004, the Company received notices from Vornado PS, L.L.C. and Cadim Acquisition, LLC requesting that the Company register the resale of their common shares in accordance with their rights under a registration rights agreement. On May 19, 2004, in response to this request, the Company filed a registration statement on Form S-11 covering the resale of up to 12,021,479 of its common shares, 3,972,447 of which are held by Vornado PS and 3,972,446 of which are held by Cadim Acquisition, LLC. The remaining shares covered by this registration statement consist of 3,076,586 of common shares that we may issue in exchange for outstanding common units of the Company's operating partnership and up to 1,000,000 of common shares that we may issue pursuant to the exercise of outstanding warrants. The purpose of the inclusion of these shares at this time in the registration statement was to satisfy the Company's obligations under previously existing registration rights. The Company will not receive proceeds from any sales of the common shares covered by the registration statement.

        This form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.

        A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This current report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. When available, a final prospectus relating to these securities may be obtained from the Company's Investor Relations Department.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PRIME GROUP REALTY TRUST


        Dated: May 20, 2004              By:    /s/  Stephen J. Nardi
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                                                Stephen J. Nardi
                                                Chairman